UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

First Defiance Financial Corp.

(Exact name of registrant as specified in its charter)

OHIO	000-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio		43512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FDEF	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 31, 2020, First Defiance Financial Corp. (“FDEF”) completed its previously announced merger transaction (the “Merger”) with United Community Financial Corp., an Ohio corporation (“UCFC”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 9, 2019, by and between FDEF and UCFC. At the effective time of the Merger (the “Effective Time”), UCFC merged with and into FDEF, with FDEF surviving the Merger.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of common stock, no par value per share, of UCFC (“UCFC Common Stock”) issued and outstanding immediately prior to the Effective Time (except for certain shares held by UCFC or FDEF) was converted into the right to receive 0.3715 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of FDEF (“FDEF Common Stock”). No fractional shares of FDEF Common Stock were issued in the Merger, and UCFC’s shareholders became entitled to receive cash in lieu of fractional shares. Each outstanding share of FDEF’s common stock remained outstanding and was unaffected by the Merger.

At the Effective Time, each outstanding and unexercised UCFC stock option fully vested and converted automatically into a fully vested option to purchase shares of FDEF Common Stock, with the number of underlying shares and per share exercise price of such option adjusted to reflect the Exchange Ratio. Each outstanding UCFC restricted stock award and performance restricted stock unit award, whether vested or unvested, fully vested and was cancelled and converted at the Effective Time into the right to receive 0.3715 shares of FDEF Common Stock for each share of UCFC Common Stock underlying such award (with the satisfaction of any applicable performance goals determined by the UCFC board of directors prior to the Effective Time in accordance with the applicable award agreement and excluding any costs related to the Merger).

Immediately following the Merger, UCFC’s wholly owned bank subsidiary, Home Savings Bank, an Ohio state-chartered bank, merged with and into FDEF’s wholly owned bank subsidiary, First Federal Bank of the Midwest (“First Federal”), with First Federal surviving the merger. Immediately prior to the merger of the banks, First Federal converted into an Ohio state-chartered bank. In addition, immediately following the merger of the banks, UCFC’s wholly owned insurance subsidiaries, HSB Insurance, LLC and United American Financial Services, Inc., each merged with and into FDEF’s wholly owned insurance subsidiary, First Insurance Group of the Midwest, Inc., with First Insurance Group of the Midwest, Inc. surviving the mergers.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, included as Exhibit 2.1 to the Current Report on Form 8-K that was filed by FDEF on September 10, 2019, and incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 regarding FDEF’s Amended and Restated Articles of Incorporation and the adoption of FDEF’s Amended and Restated Code of Regulations is incorporated by reference into this Item 3.03.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the Merger, FDEF filed its Amended and Restated Articles of Incorporation with the Ohio Secretary of State, which became effective on January 31, 2020. The Amended and Restated Articles of Incorporation restate into one document prior amendments approved by FDEF and its shareholders and that were already in effect, including certain clarifying changes, and include the following two substantive amendments: (1) an increase in the number of authorized shares of FDEF Common Stock from 50,000,000 to 75,000,000; and (2) granting the board of directors of FDEF the power to repeal, alter, amend or rescind FDEF’s code of regulations by the affirmative vote of a majority of the authorized number of directors, subject to any exceptions provided in FDEF’s code of regulations or the Ohio General Corporation Law. These amendments were approved by FDEF’s shareholders at the special meeting of shareholders held on December 10, 2019.

The foregoing description of the amendments to FDEF’s Amended and Restated Restated Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation filed as Exhibit 3.1 hereto and incorporated herein by reference.

The Merger Agreement also included proposed amendments to the code of regulations of FDEF reflected in FDEF’s Amended and Restated Code of Regulations (the “Code”), which became effective on January 31, 2020, in connection with the closing of the Merger. The Code reflects the following amendments:

•	grants the board of directors of FDEF the power to repeal, alter, amend or rescind FDEF’s code of regulations by the affirmative vote of a majority of the authorized number of directors;

•

provides a new Article X relating to the governance of the FDEF board of directors, including its general powers, the number and classification of members of the board of directors, meetings, special meetings, quorum for meetings, manner of acting, action without a meeting, resignation, vacancies, presumption of assent of members and compensation of members of the board of directors;

•	provides a new Article XI relating to committees of the board of directors;

•

provides a new Article XII relating to certain governance matters, including interpretation of Article XII, the location of First Federal’s main office, officers of FDEF and First Federal, amendments to Article I or Article XII of Code, designation of members of the board of directors of FDEF and First Federal, and committees of the board of directors of FDEF; and

•	provides certain clarifying changes.

These amendments were approved by FDEF’s shareholders at the special meeting of shareholders held on December 10, 2019. The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code filed as Exhibit 3.2 hereto and incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events.

On February 3, 2020, FDEF issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated statements of financial condition of UCFC and subsidiaries as of December 31, 2018 and 2017, and the related consolidated statements of operations and comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes, and the effectiveness of internal control over financial reporting as of December 31, 2018, which reports appear in the December 31, 2018 annual report on Form 10-K of UCFC, are hereby incorporated by reference to Exhibit 99.2 hereto.

The unaudited consolidated statements of financial condition of UCFC and subsidiaries as of June 30, 2019, and the related consolidated statements of income and comprehensive income and shareholders’ equity for the three-month and six-month periods ended June 30, 2019 and 2018, and the related consolidated statements of cash flows for the six-month periods ended June 30, 2019 and 2018 are hereby incorporated by reference to Exhibit 99.3 hereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2019, and the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2019, and for the year ended December 31, 2018, are here incorporated by reference to Exhibit 99.4 hereto.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of September 9, 2019, between First Defiance Financial Corp. and United Community Financial Corp. (incorporated by reference to Exhibit 2.1 to FDEF’s Current Report on Form 8-K filed on September 10, 2019)*

3.1	Amended and Restated Articles of Incorporation of First Defiance Financial Corp.

3.2	Amended and Restated Code of Regulations of First Defiance Financial Corp.

23.1	Consent of Crowe LLP

99.1	Press Release dated February 3, 2020

99.2	Audited consolidated statements of financial condition of UCFC and subsidiaries as of December 31, 2018 and 2017, and the related consolidated statements of operations and comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes, and the effectiveness of internal control over financial reporting as of December 31, 2018 (incorporated by reference to UCFC’s Annual Report on Form 10-K filed on March 13, 2019)

99.3	Unaudited consolidated statements of financial condition of UCFC and subsidiaries as of June 30, 2019, the related consolidated statements of income and comprehensive income and shareholders’ equity for the three-month and six-month periods ended June 30, 2019 and 2018, and the related consolidated statements of cash flows for the six-month periods ended June 30, 2019 and 2018 (incorporated by reference to UCFC’s Quarterly Report on Form 10-Q filed on August 8, 2019)

99.4	Unaudited pro forma condensed combined balance sheet as of June 30, 2019, and the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2019, and for the year ended December 31, 2018 (incorporated by reference to FDEF’s Amendment No. 2 to Form S-4 filed with the SEC on October 28, 2019)

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Donald P. Hileman
Name:	Donald P. Hileman
Title:	Chief Executive Officer

Date: February 3, 2020